Johnson Rice Energy Conference October 5-6, 2011 Exhibit 99.1 Well Positioned for Unconventional Plays

Forward-looking Statements
This presentation contains various forward-looking statements and information that are based on management’s current expectations and assumptions about future events. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “expect,” “anticipate,”
“plan, ” “intend,” “seek,” “will,” “should,” “goal” and other words that convey the uncertainty of future events and outcomes. Forward-looking information includes, among other matters, statements regarding the Company’s anticipated growth, quality of assets, rig utilization rate, capital spending by oil and gas companies, production rates, the Company's growth strategy, and the Company's international operations.  Although the Company believes that the expectations and assumptions reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including, among others: general and regional economic conditions and industry trends; the continued strength of the contract land drilling industry in the geographic areas where the
Company operates; decisions about onshore exploration and development projects to be made by oil and gas companies; the highly competitive nature of the contract land drilling business; the Company’s future financial performance, including availability, terms and deployment of capital; the continued
availability of qualified personnel; changes in governmental regulations, including those relating to the environment; the political, economic and other uncertainties encountered in the Company's international operations and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Should one or more of these risks, contingencies or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected.  Many of these factors have been discussed in more detail in the
Company's annual report on Form 10-K for the fiscal year ended December 31, 2010.  Unpredictable or unknown factors that the Company has not discussed in this presentation or in its filings with the
Securities and Exchange Commission could also have material adverse effects on actual results of matters that are the subject of the forward-looking statements.  All forward-looking statements speak only as the date on which they are made and the Company undertakes no duty to update or revise any forward-looking statements. We advise our shareholders to use caution and common sense when considering our forward-looking statements.

Overview
Ticker Symbol: PDC
Market Cap: $402.2 million (Sep 29, 2011)
Stock price: $7.42 (Sep 29, 2011)
Average 3-month daily
trading volume:
1,096,440 shares
Public float: Approximately 61 million shares
Employees: 2,877
Headquarters: San Antonio, Texas
Website: www.pioneerdrlg.com

4 Pioneer Drilling Overview

Pioneer Drilling Company

71 Drilling Rigs in 8 Locations
Approximately 9th largest contract driller
84 Well Service Rigs operating in 12 Locations
Approximately 7th largest well service
provider
99 Wireline Units in 21 Locations
81 cased hole
18 open hole

Leading Service Provider Across Well Life Cycle
Total Revenue:  $609 million
Total Margin: $214 million
Colombia
Services
Production
Services
Services
Production
Services
Diversified Business and Geography Mix
TTM June 30, 2011
63%
37%
58%
42%
Drilling
Drilling

Investment Considerations
Continued organic growth opportunities in core businesses: land drilling, well services and wireline
Signed six new-build drilling term contracts for delivery in the first and second quarters of 2012
Adding 14 well service rigs in 2011
Adding 19 wireline units in 2011
Currently have 14 drilling rigs operating in the West Texas division with expectations to have 16 to 18 rigs operating by the end of 2011
Strong contract backlog
41 rigs backed by term contracts (approximately 73% of working rigs)
Enhanced balance sheet flexibility
Equity offering of 6,900,000 shares priced on July 14, 2011, netting $94.3MM
Recently amended and restated credit agreement for $250mm, 5-yr, senior secured credit facility maturing in 2016

High Quality Drilling Fleet,
Focused on Unconventional Plays

Historical Fleet Growth
Drilling Locations
Current Rig Fleet Mix
Note: Rig counts for 2004, 2005 and 2006 represent fiscal years ended March 31, 2004, 2005 and 2006 while 2007, 2008 and 2009 represent fiscal years ended December 31, 2007, 2008 and 2009.
*Cold-stacked
15 rigs
South Texas
Electric
Mechanical
550-999
HP
1,000-1,499
HP
1,500-2,000
HP
49%
31%
20%
58%
42%
40
52
61
70
71
66
71
2004 2005 2006 2007 2008 2009 2010
9 rigs
4 rigs
8 rigs
7 rigs
9 rigs
3 rigs
16 rigs
Oklahoma*
Colombia
Appalachia
West Texas
Utah
North Dakota
East Texas

Strong Utilization Through the Cycles
Source:  Helmerich & Payne, Patterson-UTI, & Precision Drilling data consists of U.S. domestic utilization rates derived from Form 10-K, Form 10-Q reports, &  press releases.  Nabors utilization rates for worldwide land fleet obtained from public documents and industry analysts.  Helmerich & Payne Q3 2010 only estimated based on analyst reports. Pioneer Drilling utilization rates include Colombian operations beginning Q3 2007.
(1)    PDC utilization as of August 4, 2011.
Averaged 85% utilization through cycles since 2001, comparing favorably to peers
Utilization has rebounded from a monthly low of 33% in June 2009 to 72% currently
(1)
Comparable Utilization Rates
0%
20%
40%
60%
80%
100%
Pioneer Helmerich & Payne Patterson-UTI Nabors Precision (U.S.)

Modern, Efficient Drilling Fleet
35 rigs working with top drives (49%
of fleet)
16 walking/skidding systems on rigs
36 pairs of 1,300/1,600 HP mud pumps
66% of rigs have iron roughnecks
42% of rigs are electric
50 Series Rig

New-Builds Driving Visible Organic Growth

Six state-of-the-art AC rigs under construction
Rigs secured with long term contracts up to four
years
Attractive rates of return (20%+ IRR)
Ideal for drilling complex shales such as Bakken,
Eagle Ford and Marcellus

New-Build Features

State-of-the-art 550K and 750K sub & mast AC new-
builds
Integrated 500 ton top drives in mast section for
faster rig up and rig down
Crane free rig up / rig down design
30 loads on base rig for fast moves
BOP handling systems
Automatic catwalk
1,600 HP and 2,000 HP mud pumps
Latest features in rig control software
Ability to drill multi-well single-row pads and walk
easily between wells with above ground heads

New-Build Pad Drilling Capability

BOP Wrangler
Pin On Walking System
One Walker Per Corner
Accumulator/HPU Skid
Pin On Walking System
Can walk in either direction or spin the rig
Can walk with full set back of drill pipes in mast
Accumulator & HPU walks with sub
BOP handling system walks with sub

New-Build Advanced Electrical System 14 Festoon System to Manage Electrical Supply to Substructure

Premium Well Servicing Fleet,
Established Positions in Emerging Shale Plays

One of the newest and most highly capable well service fleets in the industry
Seventy-five 550 HP rigs
Eight 600 HP rigs
One 400 HP rig
Established in the Bakken, Fayetteville, Haynesville and Eagle Ford shales
Average year in service:  2007
70%
2007 or
newer
Williston
Bryan
Palestine
Longview
New Iberia
El Campo
Liberty
Kenedy
Greenbrier
Laurel
2005-2006
2002-2004
New
Milford
Snyder
Well Service Fleet Age
Well Service Locations
27%
2%

Wireline and Fishing & Rental Overview

Wireline Services
Open and cased-hole wireline services
Fleet of 99 wireline units has an
average age of less than 6 years
Established in the Bakken, Barnett,
Marcellus, Haynesville, Niobrara,  and
Eagle Ford shales
Fishing & Rental Services
Range of specialized services and
equipment that are utilized on a non-
routine basis for both drilling and well
servicing operations
Overview
Wireline Locations
Williston
Dickinson
Cut Bank
Billings
Havre
Tyler
Bossier City
Broussard
Graham
Roosevelt
Pratt
Liberal
Hays
Casper
Buckhannon
Ft. Morgan
Brighton
Wray
Woodward
Pampa
Springtown
El Campo
Wireline
Fishing & Rental
Laredo
Laurel Victoria

17 Industry and Market Conditions

Resurgence in U.S. Land Rig Count
1

Steady rig count improvement since the second half of 2009
Horizontal and oil rig counts have surpassed Fall 2008 peak levels
Land Rig Count Horizontal & Oil Rig Count
Source:  Baker Hughes
Source:  Baker Hughes.
Oil
Fall ’08 Peak: 442
September 23, 2011:  1,071
Horizontal
Fall ’08 Peak: 650
September 23, 2011:  1,140
0.0%
2.5%
5.0%
600
1,000
1,400
1,800
2,200
Jan-07 Jan-08 Jan-09 Jan-10 Jan-11
Land Rigs BHI Rolling 4-Week Avg. Weekly Change
0
200
400
600
800
1,000
1,200
Jan-07 Jan-08 Jan-09 Jan-10 Jan-11
Oil Horizontal
- 5.0%
- 2.5%

Benefits of Growing Shale Plays
1

Oilfield service companies stand to benefit from shale production due to its lower risk development and increased service intensity (up to 3 - 5x conventional)
Shale gas is expected to make up 47% of total U.S. production in 2035 vs. its 16%
share in 2009
(1)
Reintroduction of the Majors in the U.S. market should result in greater activity levels
Recent U.S. Shale Investments Growing Importance of Shale
$Millions
$40,991 12/14/2009
$12,100 7/13/2011
$4,700 5/28/2010
$3,500 6/1/2011
$3,375 11/11/2008
$3,200 11/9/2010
$2,250 12/30/2009
$1,900 9/2/2008
U.S. NATURAL GAS PRODUCTION
1990 – 2035
(1)
(1) SOURCE:  EIA “ANNUAL ENERGY OUTLOOK 2011” APRIL 2011

Conclusion: Improving Oil Service Outlook
1

North American capital spending and activity outlook is much improved
Source:  Spears & Associates
Source:  Spears & Associates.
Upstream Spending Outlook Well Service / Workover Jobs Outlook
$115
$120
$126
$119
$154
$162
$0
$50
$100
$150
$200
2010 2011 2012
Jun 2010 Estimate Jun 2011 Estimate
73
76
77
91
92
95
0
20
40
60
80
100
2010 2011 2012
Jun 2010 Estimate Jun 2011 Estimate

21 Financials

$177
$145
$215
$75
$103
$156
$180
$0
$50
$100
$150
$200
2006 2007 2008 2009 2010 Q2 2011
TTM
Q2 2011
Ann.
Strong Revenue and Adjusted EBITDA Growth
Revenue ($ millions) Adjusted EBITDA ($ millions)
Note: Fiscal year end was changed from March 31 to December 31 effective on December 31, 2007; all data points reflect calendar year and trailing twelve months information derived from 10K and 10Q filings.
$396
$417
$610
$326
$487
$609
$685
$0
$100
$200
$300
$400
$500
$600
$700
$800
2006 2007 2008 2009 2010 Q2 2011
TTM
Q2 2011
Ann.

Strong Liquidity and Capital Structure

Pro Forma Capitalization (As of June 30, 2011)
Pro Forma
($ in millions) June 30, 2011
$94MM Net
Equity
Offering
Cash $ 11.5 $ 63.8
Revolving Credit Facility ($250) 42.0 -
Sr. Unsecured Notes 240.6 240.6
Other 2.1 2.1
Total Debt $ 284.7 $ 242.7
Stockholders' Equity 399.9 494.2
Total Capitalization $ 684.6 $ 736.9
Liquidity 210.3 304.6
Debt / LTM EBITDA 1.90x 1.55x
Debt / Total Book Capitalization 41.6% 32.9%
(1)  Excludes $9.2 million of LCs outstanding. Pro-Forma for amended and restated $250 mm credit facility.
(2)  Defined as remaining credit facility capacity plus cash less LCs outstanding.
(3)  Total consolidated leverage ratio as reported in form 10Q for 2011.
(1)
(2)
(3)

24 Appendix

Reconciliation of Adjusted EBITDA to Net Income
We define Adjusted EBITDA as earnings (loss) before interest income (expense), taxes, depreciation, amortization, impairments, and the
Colombian Net Equity Tax. Although not prescribed under GAAP, we believe the presentation of Adjusted EBITDA is relevant and useful because it helps our investors understand our operating performance and makes it easier to compare our results with those of other companies that have different financing, capital or tax structures. Adjusted EBITDA should not be considered in isolation from or as a substitute for net earnings (loss) as an indication of operating performance or cash flows from operating activities or as a measure of liquidity. A reconciliation of net earnings (loss) to Adjusted EBITDA is included in the table below. Adjusted EBITDA, as we calculate it, may not be comparable to EBITDA measures reported by other companies. In addition, Adjusted EBITDA does not represent funds available for discretionary use.
($ in millions)
Q3
2010
Q4
2010
Q1
2011
Q2
2011 TTM
Adjusted EBITDA 34.2        37.7        38.9        45.1            155.9
Colombian Net Equity Tax -          -          (7.3)         -              (7.3)
Depreciation & Amortization (30.8)       (31.5)       (32.3)       (32.4)           (127.0)
Net Interest (7.6)         (7.8)         (7.5)         (8.0)             (30.9)
Impairment Expense -          (3.3)         -          -              (3.3)
Income Tax (Expense) Benefit 1.6          (1.0)         2.1          (1.0)             1.7
Net Income (Loss) (2.6)         (6.0)         (6.0)         3.7              (10.9)
($ in millions) 2006 2007 2008 2009 2010
Adjusted EBITDA 176.6      144.5      214.8      74.9        103.2
Colombian Net Equity Tax -          -          -          -          -
Depreciation & Amortization (47.6)       (63.6)       (88.1)       (106.2)     (120.8)
Net Interest 3.6          3.3          (11.8)       (8.9)         (26.6)
Impairment Expense - - (171.5)     -          (3.3)
Income Tax (Expense) Benefit (47.7)       (27.3)       (6.1)         17.0        14.3
Net Income (Loss) 84.8        56.9        (62.7)       (23.2)       (33.3)
Fiscal Year

26